Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2011 and 2010.

Three Months Ended December 31, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$130.6	$93.0	$46.4	$33.8	$9.1	$(0.7)	$312.2
Depreciation and amortization	8.5	3.3	2.4	2.8	0.2	0.5	17.7
Cost of sales and selling and administrative	134.5	83.6	47.5	29.4	8.8	15.5	319.3
Loss on sale or impairment of long lived assets	—	—	—		—	0.9	0.9
Other operating credits and charges, net	—	—	—		—	—	—
Total operating costs	143.0	86.9	49.9	32.2	9.0	16.9	337.9
Loss from operations	(12.4)	6.1	(3.5)	1.6	0.1	(17.6)	(25.7)
Total non-operating income (expense)						(9.2)	(9.2)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(12.4)	6.1	(3.5)	1.6	0.1	(26.8)	(34.9)
Provision for income taxes						2.9	2.9
Equity in loss of unconsolidated affiliates	3.1	—	0.1	—	5.2	—	8.4
Loss from continuing operations	$(15.5)	$6.1	$(3.6)	$1.6	$(5.1)	$(29.7)	$(46.2)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Loss from continuing operations	(15.5)	6.1	(3.6)	1.6	(5.1)	(29.7)	(46.2)
Provision for income taxes	—	—	—	—	—	2.9	2.9
Interest expense, net of capitalized interest	—	—	—	—	—	14.3	14.3
Depreciation and amortization	8.5	3.3	2.4	2.8	0.2	0.5	17.7
EBITDA from continuing operations	(7.0)	9.4	(1.2)	4.4	(4.9)	(12.0)	(11.3)
Stock based compensation expense	0.2	0.1	0.1	—	—	0.9	1.3
Loss on sale or impairment of long lived assets						0.9	0.9
Investment income						(4.5)	(4.5)
Other operating credits and charges, net						—	—
Adjusted EBITDA from continuing operations	$(6.8)	$9.5	$(1.1)	$4.4	$(4.9)	$(14.7)	$(13.6)

Three Months Ended December 31, 2010 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$127.2	$102.8	$49.3	$25.3	$12.2	$(0.5)	$316.3
Depreciation and amortization	9.5	4	3.6	2.5	0.3	0.6	20.5
Cost of sales and selling and administrative	127.7	87.1	50.8	23.2	10	17.3	316.1
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.4	0.4
Other operating credits and charges, net	—	—	—	—	—	(2.7)	(2.7)
Total operating costs	137.2	91.1	54.4	25.7	10.3	15.6	334.3
Loss from operations	(10.0)	11.7	(5.1)	(0.4)	1.9	(16.1)	(18.0)
Total non-operating income (expense)						10.4	10.4
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(10.0)	11.7	(5.1)	(0.4)	1.9	(5.7)	(7.6)
Benefit for income taxes						(8.1)	(8.1)
Equity in loss of unconsolidated affiliates	2.6	—	0.3	—	—	—	2.9
Loss from continuing operations	$(12.6)	$11.7	$(5.4)	$(0.4)	$1.9	$2.4	$(2.4)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Loss from continuing operations	$(12.6)	$11.7	$(5.4)	$(0.4)	$1.9	$2.4	$(2.4)
Benefit for income taxes	—	—	—	—	—	(8.1)	(8.1)
Interest expense, net of capitalized interest	—	—	—	—	—	14.1	14.1
Depreciation and amortization	9.5	4.0	3.6	2.5	0.3	0.6	20.5
EBITDA from continuing operations	(3.1)	15.7	(1.8)	2.1	2.2	9.0	24.1
Stock based compensation expense	0.3	0.2	0.1	—	—	1.1	1.7
Loss on sale or impairment of long lived assets						0.4	0.4
Investment income						(23.3)	(23.3)
Other operating credits and charges, net						(2.7)	(2.7)
Adjusted EBITDA from continuing operations	(2.8)	15.9	(1.7)	2.1	2.2	(15.5)	0.2

Year Ended December 31, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$542.0	$429.8	$203.3	$144.9	$39.4	$(2.5)	$1,356.9
Depreciation and amortization	36.3	15.5	12.6	11.6	0.8	2.1	78.9
Cost of sales and selling and administrative	554.7	372.3	206.2	121.7	38.8	61.8	1,355.5
Gain (loss) on sales of and impairments of long-lived assets	—	—	—	—	—	73.9	73.9
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Total operating costs	591.0	387.8	218.8	133.3	39.6	126.6	1,497.1
Income (loss) from operations	(49.0)	42.0	(15.5)	11.6	(0.2)	(129.1)	(140.2)
Total non-operating expense						(29.2)	(29.2)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(49.0)	42.0	(15.5)	11.6	(0.2)	(158.3)	(169.4)
Benefit for income taxes						(33.2)	(33.2)
Equity in (income) loss of unconsolidated affiliates	14.5	—	—	—	10.6	—	25.1
Income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(10.8)	$(125.1)	$(161.3)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(63.5)	42.0	(15.5)	11.6	(10.8)	(125.1)	(161.3)
Benefit for income taxes	—	—	—	—	—	(33.2)	(33.2)
Interest expense, net of capitalized interest	—	—	—	—	—	56.9	56.9
Depreciation and amortization	36.3	15.5	12.6	11.6	0.8	2.1	78.9
EBITDA from continuing operations	(27.2)	57.5	(2.9)	23.2	(10.0)	(99.3)	(58.7)
Stock based compensation expense	0.8	0.5	0.5	—	—	6.0	7.8
(Gain) loss on sale or impairment of long-lived assets						73.9	73.9
Other operating credits and charges, net						(11.2)	(11.2)
Investment income						(28.7)	(28.7)
Adjusted EBITDA from continuing operations	$(26.4)	$58.0	$(2.4)	$23.2	$(10.0)	$(59.3)	$(16.9)

Year Ended December 31, 2010 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$602.7	$427.8	$192.0	$124.7	$42.9	$(6.5)	$1,383.6
Depreciation and amortization	37.4	18.1	13.1	10.0	1.1	2.3	82.0
Cost of sales and selling and administrative	537.7	358.4	199.3	107.5	39.2	64.6	1,306.7
Gain (loss) on sales of and impairments of long-lived assets	—	—	—	—	—	2.4	2.4
Other operating credits and charges, net	—	—	—	—	—	0.1	0.1
Total operating costs	575.1	376.5	212.4	117.5	40.3	69.4	1,391.2
Income (loss) from operations	27.6	51.3	(20.4)	7.2	2.6	(75.9)	(7.6)
Total non-operating expense						(40.3)	(40.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	27.6	51.3	(20.4)	7.2	2.6	(116.2)	(47.9)
Benefit for income taxes						(22.1)	(22.1)
Equity in (income) loss of unconsolidated affiliates	1.8		0.9		3.7		6.4
Income (loss) from continuing operations	$25.8	$51.3	$(21.3)	$7.2	$(1.1)	$(94.1)	$(32.2)

Reconciliation of loss from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	25.8	51.3	(21.3)	7.2	(1.1)	(94.1)	(32.2)
Benefit for income taxes	—	—	—		—	(22.1)	(22.1)
Interest expense, net of capitalized interest	—	—	—		—	63.9	63.9
Depreciation and amortization	37.4	18.1	13.1	10.0	1.1	2.3	82.0
EBITDA from continuing operations	63.2	69.4	(8.2)	17.2	—	(50.0)	91.6
Stock based compensation expense	1.0	0.6	0.6	—	—	6.6	8.8
(Gain) loss on sale or impairment of long-lived assets						2.4	2.4
Other operating credits and charges, net						0.1	0.1
Other than temporary asset impairment						17.0	17.0
Investment income						(38.4)	(38.4)
Adjusted EBITDA from continuing operations	$64.2	$70.0	$(7.6)	$17.2	$—	$(62.3)	$81.5